UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

December 20, 2005

PEOPLENET INTERNATIONAL CORPORATION
(Exact Name of Registrant as specified in its Charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-33033
(Commission File Number)

02-0575232
(IRS Employer Identification Number)

5201 Great America Parkway, Suite 239
Santa Clara, California 95054
(Address of Principal Executive Offices and Zip Code)

(408) 988-1888
(Registrant's Telephone Number, including Area Code)

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words 'may,' 'will,' 'should,' 'expect,' 'anticipate,' 'estimate,' 'believe,' 'intend' or 'project' or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 20, 2005, the Board of Directors appointed Anthony K. Chan as a member of the Board of Directors and also as the Chief Financial Officer of the Company.

Mr. Chan is also currently a Director and the Chief Financial Officer of Golden Gate China Acquisition Corporation, a company engages in mergers and acquisition activities in China.  Mr. Chan was President and Chief Operating Officer of PeopleNet International Corporation from 2001 to 2003.  He founded United Dash Holdings in 2002 providing strategic financial consulting services to U.S. companies investing into China and vice versa for Chinese companies entering the U.S. capital markets.  From 1997 to 2001, Mr. Chan was the CEO of American Champion Entertainment, a company that he founded in the early nineties for which he executed an IPO in 1997 bringing the company onto the Nasdaq stock market.  Throughout the eighties, he was engaged in China trade activities including a four-year tenure as the Director of Light Industries for the Eisenberg Group stationing in Beijing.  Projects included complex webs of financing and counter-trade arrangements in the Chinese textiles industries.  From 1977 to 1980, he worked for Bank of America as an economic forecaster.  Mr. Chan received his BA and MBA degrees from the University of California at Berkeley.  He also holds active licenses with the National Association of Securities Dealers of the U.S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PeopleNet International Corporation
 (Registrant)

By: /s/ Benedict Van
Benedict Van, Chairman & CEO

Date: December 23, 2005